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                                                                  EXHIBIT 23(1)








                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Casino Data Systems

     We consent to the use of our reports incorporated herein by reference.


                                                   /s/ KPMG Peat Marwick LLP


Las Vegas, Nevada
October 28, 1998